UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24189

(Commission File Number)

65-0488983

(IRS Employer Identification No.)

1 E. Liberty St., Suite 6000, Reno, Nevada 89501

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (775) 686-6078

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On April 30, 2007, we closed a private placement consisting of 165,200 units of our securities at a price of US$0.25 per unit for gross proceeds of $41,300. Each unit consists of two common shares in the capital of our company and one common share purchase warrant, with each whole warrant entitling the holder to purchase one share of our common stock at a price of US$0.125 per share for a period of 12 months from the effective date of a registration statement pertaining to the warrant shares.

We issued the securities to two accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 17, 2007, we closed a private placement consisting of 18,000 units of our securities at a price of US$0.25 per unit for gross proceeds of $4,500. Each unit consists of two common shares in the capital of our company and one common share

CW1228372.1

purchase warrant, with each whole warrant entitling the holder to purchase one share of our common stock at a price of US$0.125 per share for a period of 12 months from the effective date of a registration statement pertaining to the warrant shares.

We issued the securities to eight accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 18, 2007, we issued 3,064,532 shares in connection with the exercise of share purchase warrants for aggregate proceeds of $267,340.

We issued the securities to eight non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to five accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 18, 2007, we issued 260,000 share purchase warrants as an incentive bonus for the exercise of share purchase warrants. Each whole warrant entitles the holder to purchase one share of our common stock at a price of $0.25 per share until April 30, 2008.

We issued the securities to six non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to two accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 21, 2007, we issued 597,333 shares in connection with the exercise of share purchase warrants for aggregate proceeds of $79,925.

We issued the securities to three non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to five accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 18, 2007, we issued 265,000 share purchase warrants as an incentive bonus for the exercise of share purchase warrants. Each whole warrant entitles the holder to purchase one share of our common stock at a price of $0.25 per share until April 30, 2008.

We issued the securities to two non-U.S. persons (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933 and to two accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 22, 2007, we issued 90,000 shares in connection with the exercise of share purchase warrants for aggregate proceeds of $18,000.

We issued the securities to two accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 22, 2007, we issued 90,000 share purchase warrants as an incentive bonus for the exercise of share purchase warrants. Each whole warrant entitles the holder to purchase one share of our common stock at a price of $0.25 per share until April 30, 2008.

We issued the securities to two accredited investors pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

On May 30, 2007, we closed a private placement consisting of 160,000 units of our securities at a price of US$0.25 per unit for gross proceeds of $25,000 and certain assets. Each unit consists of two common shares in the capital of our company and one common share purchase warrant, with each whole warrant entitling the holder to purchase one share of our common stock at a price of US$0.125 per share for a period of 12 months from the effective date of a registration statement pertaining to the warrant shares.

We issued the securities to two accredited investor pursuant to exemptions from registration as set out in Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL METALS CORPORATION

/s/ Stephen Parent

Stephen Parent

President and Chief Executive Officer

Date: May 30, 2007